                                                              ___________, 1996

First United Equities Corporation
  As Representative of the
  Several Underwriters
200 Garden City Plaza, Suite 518
Garden City, N.Y.  11530

Gentlemen:

                  In order to induce First United Equities Corporation (the "Representative") to enter into an underwriting agreement (the "Underwriting Agreement") with U.S. Golf and Entertainment Inc., a Delaware corporation (the "Company"), pursuant to which the Representative and other underwriters will purchase, severally but not jointly, Common Stock, par value $.001 per share, of the Company ("Common Stock"), the undersigned hereby agrees that for a period (the "Restricted Period") of 24 months following the effective date of the Company's registration statement on Form SB-2 filed in connection with the Company's initial public offering of the Common Stock (the "Effective Date"), the undersigned will not directly or indirectly offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) any Common Stock or any other securities issued by the Company ("Company Securities") registered in the undersigned's name or beneficially owned by the undersigned or dispose of any beneficial interest therein without the prior written consent of the Representative. Notwithstanding the foregoing, no prior written consent shall be required as to any (i) offer to sell, sale, assignment, transfer or other disposition of Company Securities to any affiliate, associate, shareholder, employee or partner of the undersigned or (ii) grant of a bona fide gift to any person, provided that in the case of (i) or (ii) above the person acquiring the Company Securities enters into a letter agreement in substantially the same form and content as this letter agreement.

                  In order to enable you to enforce the aforesaid agreement, the undersigned hereby consents to the placing of legends on, and stop-transfer orders with the transfer agent of the Company's Securities with respect to, any of the Company Securities registered in the undersigned's name or beneficially owned by the undersigned, and the undersigned further agrees to deliver or cause to be delivered to the Representative prior to the Effective Date all such Company Securities. The Representative may retain custody of such Company Securities until the earlier of (a) the expiration of the Restricted Period or
(b) the Representative's giving of its written consent to the release of such Company Securities from the terms of this agreement, whereupon said Company Securities shall be delivered to the undersigned.

                  This Agreement shall be binding on the undersigned and his, her or its respective heirs, personal representatives, successors and assigns.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.

                                            ------------------------------
                                            Signature

                                            ------------------------------
                                            Print Name of Shareholder

                                            ------------------------------
                                            Print Address

                                                        _______________, 1996

First United Equities Corporation
  As Representative of the
  Several Underwriters
200 Garden City Plaza, Suite 518
Garden City, N.Y.  11530

Gentlemen:

                  In order to induce First United Equities Corporation (the "Representative")to enter into an underwriting agreement (the "Underwriting Agreement") with U.S. Golf and Entertainment Inc., a Delaware corporation (the "Company"), pursuant to which the Representative and other underwriters will purchase, severally but not jointly, Common Stock, par value $.001 per share, of the Company ("Common Stock"), the undersigned hereby agrees that for a period (the "Restricted Period") of 24 months following the effective date of the Company's registration statement on Form SB-2 filed in connection with the Company's initial public offering of the Common Stock (the "Effective Date"), the undersigned will not directly or indirectly offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) any shares ("Shares") of Common Stock of the Company registered in the undersigned's name or beneficially owned by the undersigned or dispose of any beneficial interest therein without the prior written consent of the Representative. Notwithstanding the foregoing, no prior written consent shall be required as to any (i) offer to sell, sale, assignment, transfer or other disposition of Shares to any affiliate, associate, shareholder, employee or partner of the undersigned or (ii) grant of a bona fide gift to any person, provided that in the case of (i) or (ii) above the person acquiring the Shares enters into a letter agreement in substantially the same form and content as this letter agreement.

                  In order to enable you to enforce the aforesaid agreement, the undersigned hereby consents to the placing of legends on, and stop-transfer orders with the transfer agent of the Company's Common Stock with respect to, all of the Shares registered in the undersigned's name or beneficially owned by the undersigned, and the undersigned further agrees to deliver or cause to be delivered prior to the Effective Date (a) to Edward C. Ross and Stuart M. Goldstein _____ Shares pursuant to the Custody

Agreement and Irrevocable Power of Attorney attached hereto, and (b) to the Representative _____ Shares, which the Representative may retain in its custody until the earlier of (a) the expiration of the Restricted Period or (b) the Representative's giving of its written consent to the release of such Shares from the terms of this agreement, whereupon said Shares shall be delivered to the undersigned.

                  This Agreement shall be binding on the undersigned and his, her or its respective heirs, personal representatives, successors and assigns.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.

                                           ------------------------------
                                           Signature

                                           ------------------------------
                                           Print Name of Shareholder

                                           ------------------------------
                                           Print Address

                                                              ___________, 1996

First United Equities Corporation
  As Representative of the
  Several Underwriters

200 Garden City Plaza, Suite 518
Garden City, N.Y.  11530

Gentlemen:

                  In order to induce First United Equities Corporation (the "Representative") to enter into an underwriting agreement (the "Underwriting Agreement") with U.S. Golf and Entertainment Inc., a Delaware corporation (the "Company"), pursuant to which the Representative and other underwriters will purchase, severally but not jointly, Common Stock, par value $.001 per share, of the Company ("Common Stock"), the undersigned hereby agrees that for a period (the "Restricted Period") of 24 months following the effective date of the Company's registration statement on Form SB-2 filed in connection with the Company's initial public offering of the Common Stock (the "Effective Date"), the undersigned will not directly or indirectly offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) any Common Stock or any other securities issued by the Company ("Company Securities") registered in the undersigned's name or beneficially owned by the undersigned or dispose of any beneficial interest therein without the prior written consent of the Representative. Notwithstanding the foregoing, no prior written consent shall be required as to any (i) offer to sell, sale, assignment, transfer or other disposition of Company Securities to any affiliate, associate, shareholder, employee or partner of the undersigned or (ii) grant of a bona fide gift to any person, provided that in the case of (i) or (ii) above the person acquiring the Company Securities enters into a letter agreement in substantially the same form and content as this letter agreement.

                  In order to enable you to enforce the aforesaid agreement, the undersigned hereby consents to the placing of legends on, and stop-transfer orders with the transfer agent of the Company's Securities with respect to, any of the Company Securities registered in the undersigned's name or beneficially owned by the undersigned.

                  This Agreement shall be binding on the undersigned and his, her or its respective heirs, personal representatives, successors and assigns.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.

                                            ------------------------------
                                            Signature

                                            ------------------------------
                                            Print Name of Shareholder

                                            ------------------------------
                                            Print Address